UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2012

Philip Morris International Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Park Avenue, New York, New York	10017-5592
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 663-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On May 30, 2012, Philip Morris International Inc. (“PMI”) issued €750,000,000 aggregate principal amount of its 2.125% Notes due 2019 (the “2019 Notes”) and €600,000,000 aggregate principal amount of its 2.875% Notes due 2024 (the “2024 Notes” and, together with the 2019 Notes, the “Notes”). The Notes were issued pursuant to an Indenture (the “Indenture”) dated as of April 25, 2008, by and between PMI and HSBC Bank USA, National Association, as trustee (the “Trustee”).

In connection with the issuance of the Notes, on May 22, 2012, PMI entered into a Terms Agreement (the “Terms Agreement”) with BNP Paribas, Citigroup Global Markets Limited, HSBC Bank plc, Société Générale, Banca IMI S.p.A., ING Belgium SA/NV and Banco Santander, S.A., as underwriters (the “Underwriters”), pursuant to which PMI agreed to issue and sell the Notes to the Underwriters. The provisions of an Underwriting Agreement, dated as of April 25, 2008 (the “Underwriting Agreement”), are incorporated by reference in the Terms Agreement.

PMI has filed with the Securities and Exchange Commission a Prospectus dated February 28, 2011 and a Prospectus Supplement (the “Prospectus Supplement”) dated May 22, 2012 (Registration No. 333-172490) in connection with the public offering of the Notes.

The Notes are subject to certain customary covenants, including limitations on PMI’s ability, with significant exceptions, to incur debt secured by liens and engage in sale/leaseback transactions. PMI may redeem all, but not part, of the Notes of each series upon the occurrence of specified tax events as described in the Prospectus Supplement.

Interest on the 2019 Notes and the 2024 Notes is payable annually on May 30 of each year, commencing May 30, 2013, to holders of record on the preceding May 15, as the case may be.

The 2019 Notes will mature on May 30, 2019, and the 2024 Notes will mature on May 30, 2024.

The Notes will be PMI’s senior unsecured obligations and will rank equally in right of payment with all of its existing and future senior unsecured indebtedness.

For a complete description of the terms and conditions of the Underwriting Agreement, the Terms Agreement and the Notes, please refer to such agreements and the form of Notes, each of which is incorporated herein by reference and attached to this report as Exhibits 1.1, 1.2, 4.1, 4.2, 4.3 and 4.4 respectively.

Certain of the underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial and investment banking services for PMI, for which they received or will receive customary fees and expenses. Certain affiliates of the underwriters are lenders under PMI’s Revolving Credit Facility pursuant to an Amended and Restated Credit Agreement dated May 11, 2011 (the “2015 Facility”) and PMI’s Revolving Credit Facility pursuant to a Credit Agreement dated October 25, 2011 (the “2016 Facility”). BNP Paribas (Suisse) SA, an affiliate of BNP Paribas, Citibank, N.A., an affiliate of Citigroup Global Markets Limited, HSBC Bank plc, an affiliate of the Trustee, Intesa Sanpaolo S.p.A., an affiliate of Banca IMI S.p.A., ING Belgium, Brussels, Geneva Branch, an affiliate of ING Belgium SA/NV, Sovereign Bank (Santander Group) and Banco Santander S.A., New York Branch, affiliates of Banco Santander, S.A. and Société Générale, are lenders under the 2015 Facility and the 2016 Facility. In addition, certain of the Underwriters and their respective affiliates act as dealers in connection with PMI’s commercial paper programs.

Item 9.01.  Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated April 25, 2008 (incorporated by reference to Exhibit 1.1 of PMI’s Registration Statement on Form S-3 (No. 333-150449))

1.2	Terms Agreement, dated May 22, 2012, among PMI and BNP Paribas, Citigroup Global Markets Limited, HSBC Bank plc, Société Générale, Banca IMI S.p.A., ING Belgium SA/NV and Banco Santander, S.A., as Underwriters

4.1	Form of 2.125% Notes due 2019

4.2	Form of 2.875% Notes due 2024

4.3	Form of 2.125% International Global Notes due 2019

4.4	Form of 2.875% International Global Notes due 2024

5.1	Opinion of Hunton & Williams LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/s/ JERRY WHITSON
Name:	Jerry Whitson
Title:	Deputy General Counsel and
Corporate Secretary

DATE: May 30, 2012

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated April 25, 2008 (incorporated by reference to Exhibit 1.1 of PMI’s Registration Statement on Form S-3 (No. 333-150449))

1.2	Terms Agreement, dated May 22, 2012, among PMI and BNP Paribas, Citigroup Global Markets Limited, HSBC Bank plc, Société Générale, Banca IMI S.p.A., ING Belgium SA/NV and Banco Santander, S.A., as Underwriters

4.1	Form of 2.125% Notes due 2019

4.2	Form of 2.875% Notes due 2024

4.3	Form of 2.125% International Global Notes due 2019

4.4	Form of 2.875% International Global Notes due 2024

5.1	Opinion of Hunton & Williams LLP